EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Alfacell Corporation (the "Company") on Form 10-K for the fiscal year ended July 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kuslima Shogen, Chief Executive Officer and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        s/ Kuslima Shogen
                                        ------------------------------
                                        Kuslima Shogen
                                        Chief Executive Officer
                                        Acting Chief Financial Officer
                                        October 29, 2003